UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2018

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	0-19599	57-0425114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Frederick Street, Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

(864) 298-9800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

World Acceptance Corporation (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting") on August 24, 2018. Of the 9,140,273 shares outstanding and entitled to vote, 8,597,214 shares were represented at the Annual Meeting, which constituted a quorum. At the Annual Meeting the Company's shareholder's voted on the matters disclosed in the Company's definitive Proxy Statement of Schedule 14A filed with the Securities and Exchange Commission on July 16, 2018 (the "Proxy Statement"). The final results of voting for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1 - Election of Directors

Elected the following five individuals to serve as members of the Company's Board of Directors for a term of one year expiring at the Annual Meeting of Shareholders in 2019, or until their respective successors have been duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Ken R. Bramlett, Jr.	7,277,117	319,903	1,000,194
R. Chad Prashad	7,489,798	107,222	1,000,194
Scott J. Vassalluzzo	6,685,986	911,034	1,000,194
Charles D. Way	7,326,926	270,094	1,000,194
Darrell E. Whitaker	7,431,949	165,071	1,000,194

Proposal 2 — Advisory Vote on Executive Compensation

Approved, on an advisory basis, the executive compensation paid to the Company's named executive officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
7,433,914	142,064	22,942	998,294

Proposal 3 — Approval of the Amendment to our Bylaws to revise the Number of Directors

Approved the amendment to our Bylaws to revise the number of directors:

For	Against	Abstain	Broker Non-Votes
4,954,098	2,631,457	13,365	998,294

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm

Ratified the appointment of RSM US LLP as The Company's independent registered public accounting firm for the year ending March 31, 2019:

For	Against	Abstain	Broker Non-Votes
8,591,956	4,252	1,006	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2018
World Acceptance Corporation

	By:	/s/ John L. Calmes, Jr.
John L. Calmes, Jr.
Senior Vice President and
Chief Financial Officer